UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08497

Name of Fund: Corporate High Yield Fund III, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Corporate High Yield Fund III, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 05/31/05

Item 1 - Report to Stockholders

                              Corporate High Yield
                              Fund III, Inc.

Annual Report
May 31, 2005

Corporate High Yield Fund III, Inc.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid monthly by Corporate High Yield Fund III, Inc. during the fiscal year ended May 31, 2005:

================================================================================
                                                                    August 2004
                                                                      through
                                                July 2004          December 2004
================================================================================
Qualified Dividend
Income for Individuals                            3.00%                5.00%
--------------------------------------------------------------------------------
Dividends Qualifying for the
Dividends Received Deduction
for Corporations                                  3.00%                5.00%
--------------------------------------------------------------------------------


2       CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

A Letter From the President

Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board -- with one eye firmly affixed on the economic indicators and the other on inflationary measures -- has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:

Total Returns as of May 31, 2005                                        6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +2.42%          + 8.24%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%          + 9.82%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +1.81%          +14.62%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%          + 6.82%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%          + 7.96%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%          + 9.97%
-----------------------------------------------------------------------------------------------

While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                              Sincerely,


                              /s/ Robert C. Doll, Jr.

                              Robert C. Doll, Jr.
                              President and Director


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                 3

A Discussion With Your Fund's Portfolio Manager

      The positive effect of an emphasis on CCC-rated securities in the first half of the fiscal year was enough to offset the underperformance that resulted from an overweight to that sector in the last six months, as the Fund outperformed its benchmark for the 12-month period.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2005, the Common Stock of Corporate High Yield Fund III, Inc. had net annualized yields of 10.44% and 10.54%, based on a year-end per share net asset value of $8.46 and a per share market price of $8.38, respectively, and $.883 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +11.24%, based on a change in per share net asset value from $8.43 to $8.46, and assuming reinvestment of all distributions. For the same period, the high yield bond market, as measured by the Credit Suisse First Boston (CSFB) High Yield Index, returned +9.97%, while the Fund's comparable Lipper category of High Current Yield Funds (Leveraged) had an average return of +12.58%. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

Fund performance reflects the changing risk appetite of investors in the high yield market over the past year. The high yield bond market benefited from optimistic views of economic and corporate earnings growth early in the period. However, as earnings growth slowed and prospects for a decelerating economy increased, investors increasingly questioned the benefits of higher-risk assets. The well-publicized problems at General Motors Corporation and the downgrade of its debt to below investment grade by two credit rating agencies, Standard & Poor's and Moody's, also had an adverse effect on high yield bonds. The spreads of high yield bonds versus 10-year Treasury notes as measured by the CSFB High Yield Index, narrowed from 474 basis points (4.74%) at May 31, 2004, to 357 basis points at November 30, 2004, and then widened to 430 basis points at May 31, 2005. The average bond price in the CSFB High Yield Index dropped 2.8% in the six months ended May 31, 2005. Most affected in the weakening market of the past six months were bonds in the higher-risk categories, particularly those rated CCC. Given our expectation of continued modest economic and earnings growth through 2005, the Fund's holdings were more heavily weighted in the higher-risk categories. This benefited relative performance in the first half of the year, but hurt Fund results during the last six months of the fiscal period.

For the six-month period ended May 31, 2005, the total investment return on the Fund's Common Stock was -1.13%, based on a change in per share net asset value from $9.02 to $8.46, and assuming reinvestment of all distributions. For the same period, the CSFB High Yield Index returned +.60% and the Lipper High Current Yield Funds (Leveraged) category posted an average return of -.46%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the year?

Although the general composition of the portfolio was similar at the beginning and end of the period, we did modestly reconfigure our holdings. We sold our entire position in Mission Energy following the bond's strong performance. The company is an affiliate of Edison International Inc., one of the Fund's top 10 holdings. The security had recovered dramatically from a low of approximately 25% of par value to a high of nearly 125% of par value. We believe the security had reached full value. We also reduced our exposure to the chemicals sector during the period by eliminating our positions in Rockwood Specialties Group Inc., Millennium America Inc. and Crompton Corp.


4       CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

The Fund's leverage position averaged 26% during the six-month period ended May 31, 2005. That is, the Fund borrowed the equivalent of 26% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. For the year ended May 31, 2005, the average amount borrowed was $112.5 million, and the daily weighted average interest rate was 2.38%. While leveraging will hinder the Fund's total return in a weak market, the converse also is true. We intend to maintain our leverage position in the mid-20% range, although that level may vary somewhat as we adjust the portfolio's holdings. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We believe that the high yield market will benefit from continued growth in the economy and in corporate earnings for the remainder of 2005, despite investors' perception of increased risk in the marketplace. We will continue to trim positions that we believe are overvalued, as well as securities that, based on their fundamental outlook, no longer warrant a position in the portfolio. We are focusing on securities that we believe offer a combination of value and reasonable risk.

The Fund's position in convertible securities -- corporate bonds that can be converted to shares of company stock -- increased slightly to 8% of long-term investments at period-end. We continue to see value and diversification in that asset class relative to high yield bonds. We also have increased our investments in floating rate securities, including bank loans, with total holdings representing 10.6% of long-term investments at May 31, 2005. We believe that rising short-term interest rates will benefit these securities. The Fund had an average credit rating of B at the end of the period, as did the CSFB High Yield Index.

Elizabeth M. Phillips
Vice President and Portfolio Manager

June 22, 2005


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                 5

Schedule of Investments                                        (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                              Value
==========================================================================================================================
Aerospace &            $2,275,000   Alliant Techsystems, Inc., 3% due 8/15/2024 (b)(i)                        $  2,502,500
Defense--4.5%           2,275,000   DRS Technologies, Inc., 6.875% due 11/01/2013 (i)                            2,320,500
                          975,000   Esterline Technologies Corp., 7.75% due 6/15/2013                            1,038,375
                          775,000   K&F Acquisition, Inc., 7.75% due 11/15/2014 (i)                                775,000
                        1,750,000   Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (i)                        1,833,125
                        2,000,000   Titan Corp., 8% due 5/15/2011                                                2,140,000
                        1,400,000   Transdigm, Inc., 8.375% due 7/15/2011                                        1,456,000
                        2,350,000   Vought Aircraft Industries, Inc., 8% due 7/15/2011                           2,297,125
                                                                                                              ------------
                                                                                                                14,362,625
==========================================================================================================================
Airlines--2.2%          2,250,000   American Airlines, Inc. Series 2001-2, 7.80% due 4/01/2008                   2,038,315
                                    Continental Airlines, Inc.:
                          950,000         8% due 12/15/2005                                                        929,812
                        1,209,126         Series 1997-4-B, 6.90% due 1/02/2017                                     943,201
                          235,853         Series 1998-1-C, 6.541% due 9/15/2009                                    202,609
                          750,000         Series 1998-3, 7.25% due 11/01/2005                                      719,811
                        1,239,207         Series 2001-1-C, 7.033% due 6/15/2011                                  1,020,165
                                    Delta Air Lines, Inc.:
                        1,225,000         7.90% due 12/15/2009                                                     459,375
                        1,930,000         2.875% due 2/18/2024 (b)(i)                                              716,513
                                                                                                              ------------
                                                                                                                 7,029,801
==========================================================================================================================
Automotive--0.9%        1,500,000   Autocam Corp., 10.875% due 6/15/2014                                           716,250
                                    Metaldyne Corp.:
                        1,750,000         11% due 6/15/2012                                                      1,242,500
                        1,165,000         10% due 11/01/2013 (i)                                                   978,600
                                                                                                              ------------
                                                                                                                 2,937,350
==========================================================================================================================
Broadcasting--5.1%      2,675,000   Granite Broadcasting Corp., 9.75% due 12/01/2010                             2,447,625
                        1,375,000   Nextmedia Operating, Inc., 10.75% due 7/01/2011                              1,498,750
                                    Paxson Communications Corp.:
                        2,125,000         10.75% due 7/15/2008                                                   2,082,500
                          550,000         12.121% due 1/15/2009 (h)                                                508,750
                        1,700,000   Radio One, Inc., 6.375% due 2/15/2013 (i)                                    1,678,750
                        1,175,000   Salem Communications Corp., 7.75% due 12/15/2010                             1,216,125
                        1,364,000   Salem Communications Holding Corp. Series B, 9% due 7/01/2011                1,449,250
                                    Sinclair Broadcast Group, Inc.:
                          400,000         8% due 3/15/2012                                                         415,000
                        3,005,000         Class A, 4.875% due 7/15/2018 (b)                                      2,655,669
                        2,300,000   Young Broadcasting, Inc., 8.75% due 1/15/2014                                2,081,500
                                                                                                              ------------
                                                                                                                16,033,919
==========================================================================================================================
Cable--                 2,100,000   NTL Cable Plc, 8.141% due 10/15/2012 (d)                                     2,142,000
International--0.7%
==========================================================================================================================
Cable--U.S.--8.3%         750,000   Adelphia Communications Corp., 6% due 2/15/2006 (b)(e)                          39,375
                        2,275,000   CSC Holdings, Inc. Series B, 7.625% due 4/01/2011                            2,411,500
                        1,900,000   Century Communications Series B, 9.05% due 1/15/2008 (e)                     1,149,500
                                    Charter Communications Holdings LLC:
                        3,500,000         8.625% due 4/01/2009                                                   2,598,750
                        2,000,000         9.625% due 11/15/2009                                                  1,495,000
                          945,000   Charter Communications, Inc., 5.875% due 11/16/2009 (b)(i)                     581,175
                                    Intelsat Bermuda Ltd. (i):
                        2,675,000         7.805% due 1/15/2012 (d)                                               2,715,125
                        2,775,000         8.625% due 1/15/2015                                                   2,847,844
                        3,494,000   Loral Cyberstar, Inc., 10% due 7/15/2006 (e)                                 2,646,705
                        3,775,000   Mediacom Broadband LLC, 11% due 7/15/2013                                    4,086,438
                          450,000   Mediacom LLC, 9.50% due 1/15/2013                                              446,625
                                    New Skies Satellites BV (i):
                          750,000         8.539% due 11/01/2011 (d)                                                757,500
                        1,000,000         9.125% due 11/01/2012                                                    990,000
                        1,375,000   Quebecor Media, Inc., 10.465% due 7/15/2011 (h)                              1,361,250
                        1,900,000   Rainbow National Services LLC, 10.375% due 9/01/2014 (i)                     2,166,000
                                                                                                              ------------
                                                                                                                26,292,787


6       CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                              Value
==========================================================================================================================
Chemicals--8.3%        $1,519,000   BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014 (i)              $  1,705,077
                                    Crompton Corp.:
                        1,675,000         9.164% due 8/01/2010 (d)                                               1,871,812
                        1,375,000         9.875% due 8/01/2012                                                   1,564,062
                        1,525,000   Huntsman International LLC, 10.125% due 7/01/2009                            1,582,187
                        1,025,000   ISP Chemco, Inc. Series B, 10.25% due 7/01/2011                              1,104,437
                        1,075,000   ISP Holdings, Inc. Series B, 10.625% due 12/15/2009                          1,147,562
                        1,950,000   Innophos, Inc., 8.875% due 8/15/2014 (i)                                     1,901,250
                                    Millennium America, Inc.:
                        2,300,000         7% due 11/15/2006                                                      2,346,000
                          975,000         9.25% due 6/15/2008                                                    1,050,563
                                    Nalco Co.:
                          450,000         7.75% due 11/15/2011                                                     470,250
                        1,125,000         8.875% due 11/15/2013                                                  1,175,625
                        1,324,000   Nalco Finance Holdings, Inc., 9.099% due 2/01/2014 (h)                         940,040
                        3,125,000   Omnova Solutions, Inc., 11.25% due 6/01/2010                                 3,250,000
                          725,000   PCI Chemicals Canada, Inc., 10% due 12/31/2008                                 757,625
                                    PolyOne Corp.:
                        2,625,000         10.625% due 5/15/2010                                                  2,841,563
                          300,000         8.875% due 5/01/2012                                                     310,125
                        1,966,000   Terra Capital, Inc., 11.50% due 6/01/2010                                    2,221,580
                                                                                                              ------------
                                                                                                                26,239,758
==========================================================================================================================
Consumer--              1,350,000   Sealy Mattress Co., 8.25% due 6/15/2014                                      1,366,875
Durables--0.7%            785,000   Tempur-Pedic, Inc., 10.25% due 8/15/2010                                       871,350
                                                                                                              ------------
                                                                                                                 2,238,225
==========================================================================================================================
Consumer--                          Chattem, Inc.:
Non-Durables--3.0%      1,575,000         6.33% due 3/01/2010 (d)                                                1,590,750
                          600,000         7% due 3/01/2014                                                         613,500
                        1,175,000   Church & Dwight Co., Inc., 6% due 12/15/2012 (i)                             1,175,000
                        3,525,000   Hines Nurseries, Inc., 10.25% due 10/01/2011                                 3,630,750
                        2,200,000   Samsonite Corp., 8.875% due 6/01/2011                                        2,310,000
                                                                                                              ------------
                                                                                                                 9,320,000
==========================================================================================================================
Diversified             2,350,000   CBD Media, Inc., 8.625% due 6/01/2011                                        2,350,000
Media--7.7%             2,275,000   CanWest Media, Inc., 8% due 9/15/2012 (i)                                    2,366,000
                        1,367,000   Dex Media West LLC, 9.875% due 8/15/2013                                     1,561,797
                                    Houghton Mifflin Co.:
                        2,650,000         8.25% due 2/01/2011                                                    2,756,000
                        1,775,000         10.378% due 10/15/2013 (h)(i)                                          1,215,875
                        5,600,000   Liberty Media Corp., 0.75% due 3/30/2023 (b)                                 6,006,000
                                    Primedia, Inc.:
                          565,000         7.625% due 4/01/2008                                                     569,238
                        1,225,000         8.875% due 5/15/2011                                                   1,286,250
                                    Universal City Florida Holding Co. I:
                        1,700,000         7.96% due 5/01/2010 (d)                                                1,768,000
                        1,025,000         8.375% due 5/01/2010                                                   1,055,750
                        3,302,000   Yell Finance BV, 12.52% due 8/01/2011 (h)                                    3,219,450
                                                                                                              ------------
                                                                                                                24,154,360
==========================================================================================================================
Energy--Exploration &   2,000,000   Belden & Blake Corp., 8.75% due 7/15/2012                                    1,810,000
Production--1.4%        2,525,000   Plains Exploration & Production Co. Series B, 8.75% due 7/01/2012            2,752,250
                                                                                                              ------------
                                                                                                                 4,562,250
==========================================================================================================================
Energy--                  850,000   Aventine Renewable Energy Holdings, Inc., 9.01% due 12/15/2011 (d)(i)          773,500
Other--3.5%             1,875,000   Dresser, Inc., 9.375% due 4/15/2011                                          1,954,687
                          650,000   Energy Corp. of America Series A, 9.50% due 5/15/2007                          648,375
                        3,700,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                                    3,764,750
                                    Star Gas Partners LP:
                        1,525,000         10.25% due 2/15/2013                                                   1,418,250
                          375,000         10.25% due 2/15/2013 (i)                                                 348,750


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                 7

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                              Value
==========================================================================================================================
Energy--Other                       Suburban Propane Partners, LP:
(concluded)            $  400,000         6.875% due 12/15/2013                                               $    376,000
                        1,975,000         6.875% due 12/15/2013 (i)                                              1,856,500
                                                                                                              ------------
                                                                                                                11,140,812
==========================================================================================================================
Financial--0.9%         2,850,000   Refco Finance Holdings LLC, 9% due 8/01/2012                                 2,978,250
==========================================================================================================================
Food & Tobacco--5.1%      800,000   AmeriQual Group LLC, 9% due 4/01/2012 (i)                                      804,000
                                    Commonwealth Brands, Inc. (i):
                        1,975,000         9.75% due 4/15/2008                                                    2,068,812
                        1,525,000         10.625% due 9/01/2008                                                  1,597,437
                        2,725,000   Cott Beverages USA, Inc., 8% due 12/15/2011                                  2,888,500
                                    Del Monte Corp.:
                        1,250,000         8.625% due 12/15/2012                                                  1,362,500
                          475,000         6.75% due 2/15/2015 (i)                                                  473,812
                        1,550,000   Doane Pet Care Co., 10.75% due 3/01/2010                                     1,639,125
                        1,275,000   Merisant Co., 10.25% due 7/15/2013 (i)                                         930,750
                        1,950,000   New World Pasta Co., 9.25% due 2/15/2009 (e)                                   136,500
                        2,100,000   Smithfield Foods, Inc. Series B, 8% due 10/15/2009                           2,268,000
                        1,250,000   Tabletop Holdings Inc., 12.25% due 5/15/2014 (h)(i)                            450,000
                        1,600,000   The Wornick Co., 10.875% due 7/15/2011                                       1,600,000
                                                                                                              ------------
                                                                                                                16,219,436
==========================================================================================================================
Gaming--6.3%            3,225,000   Boyd Gaming Corp., 8.75% due 4/15/2012                                       3,499,125
                        1,350,000   Caesars Entertainment, Inc., 7.875% due 3/15/2010                            1,491,750
                        1,925,000   Inn of the Mountain Gods Resort & Casino, 12% due 11/15/2010                 2,233,000
                        1,550,000   MGM Mirage, 8.50% due 9/15/2010                                              1,708,875
                        3,625,000   Majestic Star Casino LLC, 9.50% due 10/15/2010                               3,760,938
                        1,425,000   Pinnacle Entertainment, Inc., 8.25% due 3/15/2012                            1,432,125
                        2,575,000   Poster Financial Group, Inc., 8.75% due 12/01/2011                           2,594,313
                        2,675,000   Resorts International Hotel and Casino, Inc., 11.50% due 3/15/2009           3,036,125
                                                                                                              ------------
                                                                                                                19,756,251
==========================================================================================================================
Health Care--7.8%                   Alpharma, Inc.:
                        2,950,000         3% due 6/01/2006 (b)                                                   3,746,500
                        2,175,000         8.625% due 5/01/2011 (i)                                               2,126,062
                        2,700,000   DaVita, Inc., 7.25% due 3/15/2015 (i)                                        2,713,500
                        2,125,000   Elan Finance Plc, 7.268% due 11/15/2011 (d)(i)                               1,838,125
                        3,750,000   Fresenius Medical Care Capital Trust II, 7.875% due 2/01/2008                3,928,125
                        2,825,000   Healthsouth Corp., 8.375% due 10/01/2011                                     2,803,812
                        1,450,000   Select Medical Corp., 7.625% due 2/01/2015 (i)                               1,431,875
                        2,675,000   US Oncology, Inc., 9% due 8/15/2012                                          2,862,250
                        1,000,000   Vanguard Health Holding Co. II LLC, 9% due 10/01/2014                        1,080,000
                        1,950,000   Ventas Realty LP, 6.75% due 6/01/2010 (i)                                    1,989,000
                                                                                                              ------------
                                                                                                                24,519,249
==========================================================================================================================
Housing--3.3%                       Building Materials Corp. of America:
                          400,000         7.75% due 7/15/2005                                                      399,000
                        1,050,000         8% due 10/15/2007                                                      1,039,500
                        5,850,000         8% due 12/01/2008                                                      5,798,812
                                    Goodman Global Holding Co., Inc. (i):
                          450,000         5.76% due 6/15/2012 (d)                                                  429,750
                        1,300,000         7.875% due 12/15/2012                                                  1,170,000
                        1,475,000   Texas Industries, Inc., 10.25% due 6/15/2011                                 1,674,125
                                                                                                              ------------
                                                                                                                10,511,187
==========================================================================================================================
Information             3,600,000   Advanced Micro Devices, Inc., 7.75% due 11/01/2012                           3,546,000
Technology--6.0%                    Amkor Technology, Inc.:
                          775,000         9.25% due 2/15/2008                                                      703,312
                        2,000,000         7.125% due 3/15/2011                                                   1,630,000
                        3,215,000   Cypress Semiconductor Corp., 1.25% due 6/15/2008 (b)                         3,427,994
                        1,925,000   Freescale Semiconductor, Inc., 5.891% due 7/15/2009 (d)                      1,992,375


8       CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                              Value
==========================================================================================================================
Information                         MagnaChip SemiConductor SA (i):
Technology             $  600,000         6.26% due 12/15/2011 (d)                                            $    558,000
(concluded)               650,000         8% due 12/15/2014                                                        565,500
                        1,835,000   Quantum Corp., 4.375% due 8/01/2010 (b)                                      1,601,038
                          775,000   Telcordia Technologies Inc., 10% due 3/15/2013 (i)                             678,125
                        1,150,000   UGS Corp., 10% due 6/01/2012                                                 1,265,000
                        3,400,000   Viasystems, Inc., 10.50% due 1/15/2011                                       3,026,000
                                                                                                              ------------
                                                                                                                18,993,344
==========================================================================================================================
Leisure--1.7%                       Felcor Lodging LP:
                        2,850,000         7.78% due 6/01/2011 (d)                                                2,928,375
                        1,550,000         9% due 6/01/2011                                                       1,650,750
                          775,000   True Temper Sports, Inc., 8.375% due 9/15/2011                                 701,375
                                                                                                              ------------
                                                                                                                 5,280,500
==========================================================================================================================
Manufacturing--5.9%     2,175,000   CPI Holdco, Inc., 8.83% due 2/01/2015 (d)(i)                                 2,109,750
                          800,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                                   792,000
                        3,725,000   EaglePicher Inc., 9.75% due 9/01/2013 (e)                                    2,495,750
                        2,950,000   Invensys Plc, 9.875% due 3/15/2011 (i)                                       2,780,375
                        2,475,000   JohnsonDiversey, Inc. Series B, 9.625% due 5/15/2012                         2,487,375
                          975,000   Mueller Group, Inc., 10% due 5/01/2012                                       1,023,750
                          775,000   Rexnord Corp., 10.125% due 12/15/2012                                          829,250
                        1,175,000   Superior Essex Communications LLC, 9% due 4/15/2012                          1,180,875
                        3,525,000   Trimas Corp., 9.875% due 6/15/2012                                           2,855,250
                        1,555,000   Tyco International Group SA, 2.75% due 1/15/2018 (b)                         1,994,288
                                                                                                              ------------
                                                                                                                18,548,663
==========================================================================================================================
Metal--Other--2.6%        585,000   Asia Aluminum Holdings Ltd., 8% due 12/23/2011 (i)                             560,137
                        1,200,000   Century Aluminum Co., 7.50% due 8/15/2014                                    1,176,000
                        1,150,000   Foundation PA Coal Co., 7.25% due 8/01/2014                                  1,184,500
                        2,925,000   Luscar Coal Ltd., 9.75% due 10/15/2011                                       3,188,250
                        2,150,000   Novelis, Inc., 7.25% due 2/15/2015 (i)                                       2,107,000
                                                                                                              ------------
                                                                                                                 8,215,887
==========================================================================================================================
Packaging--5.0%         2,650,000   AEP Industries, Inc., 7.875% due 3/15/2013 (i)                               2,646,619
                        1,400,000   Consolidated Container Co. LLC, 10.75% due 6/15/2009 (h)                     1,092,000
                                    Crown European Holdings SA:
                          950,000         9.50% due 3/01/2011                                                    1,040,250
                          500,000         10.875% due 3/01/2013                                                    576,875
                        3,000,000   Owens-Brockway, 8.875% due 2/15/2009                                         3,187,500
                                    Pliant Corp.:
                        1,848,880         11.625% due 6/15/2009 (g)(i)                                           1,954,033
                        1,475,000         13% due 6/01/2010                                                      1,180,000
                                    Tekni-Plex, Inc.:
                          775,000         12.75% due 6/15/2010                                                     515,375
                          400,000         8.75% due 11/15/2013 (i)                                                 344,000
                                    US Can Corp.:
                          375,000         10.875% due 7/15/2010                                                    373,125
                        2,575,000         12.375% due 10/01/2010                                                 2,369,000
                          650,000   Wise Metals Group LLC, 10.25% due 5/15/2012                                    536,250
                                                                                                              ------------
                                                                                                                15,815,027
==========================================================================================================================
Paper--6.2%             3,625,000   Abitibi-Consolidated, Inc., 6.51% due 6/15/2011 (d)                          3,516,250
                        1,200,000   Ainsworth Lumber Co. Ltd., 6.84% due 10/01/2010 (d)                          1,200,000
                        1,625,000   Boise Cascade LLC, 6.016% due 10/15/2012 (d)(i)                              1,625,000
                        3,325,000   Bowater, Inc., 6.01% due 3/15/2010 (d)                                       3,275,125
                        1,125,000   Caraustar Industries, Inc., 9.875% due 4/01/2011                             1,071,562
                                    Graphic Packaging International Corp.:
                          825,000         8.50% due 8/15/2011                                                      820,875
                          950,000         9.50% due 8/15/2013                                                      926,250
                          925,000   JSG Funding Plc, 9.625% due 10/01/2012                                         904,188


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                 9

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                              Value
==========================================================================================================================
Paper                               NewPage Corp. (i):
(concluded)            $1,450,000         9.46% due 5/01/2012 (d)                                             $  1,421,000
                        1,450,000         12% due 5/01/2013                                                      1,413,750
                        2,450,000   Norske Skog Canada Ltd. Series D, 8.625% due 6/15/2011                       2,499,000
                        1,003,000   Western Forest Products, Inc., 15% due 7/28/2009 (g)(i)                      1,027,591
                                                                                                              ------------
                                                                                                                19,700,591
==========================================================================================================================
Retail--0.9%            2,850,000   Jean Coutu Group, Inc., 8.50% due 8/01/2014                                  2,771,625
==========================================================================================================================
Service--6.0%           2,625,000   Allied Waste North America Series B, 8.875% due 4/01/2008                    2,743,125
                        2,725,000   Corrections Corp. of America, 7.50% due 5/01/2011                            2,796,531
                          775,000   Knowledge Learning Corp., Inc., 7.75% due 2/01/2015 (i)                        728,500
                          875,000   MSW Energy Holdings II LLC, 7.375% due 9/01/2010                               879,375
                        1,500,000   MSW Energy Holdings LLC, 8.50% due 9/01/2010                                 1,552,500
                        3,125,000   United Rentals North America, Inc., 7.75% due 11/15/2013                     3,093,750
                        3,100,000   Waste Services, Inc., 9.50% due 4/15/2014 (i)                                3,069,000
                                    Williams Scotsman, Inc.:
                        3,700,000         9.875% due 6/01/2007                                                   3,644,500
                          375,000         10% due 8/15/2008                                                        405,000
                                                                                                              ------------
                                                                                                                18,912,281
==========================================================================================================================
Steel--0.4%             1,200,000   Ucar Finance, Inc., 10.25% due 2/15/2012                                     1,242,000
==========================================================================================================================
Telecommunications--                ADC Telecommunications, Inc. (b):
4.9%                    2,200,000         1% due 6/15/2008                                                       2,024,000
                          750,000         3.065% due 6/15/2013 (d)                                                 676,875
                        1,616,000   Alaska Communications Systems Holdings, Inc., 9.875% due 8/15/2011           1,700,840
                        2,150,000   Cincinnati Bell, Inc., 8.375% due 1/15/2014                                  2,128,500
                        2,550,000   LCI International, Inc., 7.25% due 6/15/2007                                 2,397,000
                          675,000   Qwest Capital Funding, Inc., 7.25% due 2/15/2011                               626,063
                        1,000,000   Terremark Worldwide, Inc., 9% due 6/15/2009 (b)(i)                             930,000
                          850,000   Time Warner Telecom Holdings, Inc., 7.268% due 2/15/2011 (d)                   862,750
                                    Time Warner Telecom, Inc.:
                          250,000         9.75% due 7/15/2008                                                      250,625
                        3,875,000         10.125% due 2/01/2011                                                  3,758,750
                                                                                                              ------------
                                                                                                                15,355,403
==========================================================================================================================
Transportation--        1,850,000   Laidlaw International, Inc., 10.75% due 6/15/2011                            2,092,813
1.6%                    2,325,000   Teekay Shipping Corp., 8.875% due 7/15/2011                                  2,627,250
                          375,000   Titan Petrochemicals Group Ltd., 8.50% due 3/18/2012                           335,156
                                                                                                              ------------
                                                                                                                 5,055,219
==========================================================================================================================
Utility--11.4%                      The AES Corp.:
                        4,458,000         9.375% due 9/15/2010                                                   5,015,250
                        2,100,000         8.75% due 5/15/2013 (i)                                                2,331,000
                          850,000   AES Drax Energy Ltd. Series B, 11.50% due 8/30/2010 (e)                          4,250
                          800,000   Aquila, Inc., 7.625% due 11/15/2009                                            804,000
                        6,825,000   Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008                       4,060,875
                                    Calpine Corp.:
                        1,500,000         8.25% due 8/15/2005                                                    1,440,000
                          950,000         8.75% due 7/15/2007                                                      598,500
                        3,205,000   Centerpoint Energy, Inc., 3.75% due 5/15/2023 (b)                            3,641,681
                        2,025,000   ESI Tractebel Acquisition Corp. Series B, 7.99% due 12/30/2011               2,154,426
                        1,900,000   Edison Mission Energy, 9.875% due 4/15/2011                                  2,194,500
                        1,550,000   El Paso CGP Co., 7.75% due 6/15/2010                                         1,550,000
                                    Nevada Power Co.:
                          600,000         9% due 8/15/2013                                                         673,500
                        3,300,000         Series E, 10.875% due 10/15/2009                                       3,704,250
                        1,650,000   Reliant Energy, Inc., 6.75% due 12/15/2014                                   1,571,625
                        1,650,000   Sierra Pacific Power Co. Series A, 8% due 6/01/2008                          1,761,375
                        1,200,000   Sierra Pacific Resources, 8.625% due 3/15/2014                               1,299,000
                          925,000   Southern Natural Gas Co., 8.875% due 3/15/2010                               1,007,520
                        2,000,000   Texas Genco LLC, 6.875% due 12/15/2014 (i)                                   2,055,000
                                                                                                              ------------
                                                                                                                35,866,752


10      CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                             Face
Industry+                  Amount   Corporate Bonds                                                              Value
==========================================================================================================================
Wireless               $  825,000   American Tower Escrow Corp., 14.887% due 8/01/2008 (h)                    $    629,062
Communications--        2,000,000   Centennial Cellular Operating Co. LLC, 10.125% due 6/15/2013                 2,232,500
4.0%                    1,750,000   Iwo Escrow Co., 6.891% due 1/15/2012 (d)(i)                                  1,741,250
                                    Rogers Wireless Communications, Inc.:
                          450,000         6.135% due 12/15/2010 (d)                                                469,125
                          250,000         8% due 12/15/2012                                                        265,938
                        3,400,000         6.375% due 3/01/2014                                                   3,383,000
                          625,000   Rural Cellular Corp., 7.51% due 3/15/2010 (d)                                  632,813
                        1,375,000   SBA Communications Corp., 8.50% due 12/01/2012 (i)                           1,457,500
                        1,925,000   SBA Telecommunications, Inc., 7.432% due 12/15/2011 (h)                      1,684,375
                                                                                                              ------------
                                                                                                                12,495,563
--------------------------------------------------------------------------------------------------------------------------
                                    Total Corporate Bonds (Cost--$400,670,141)--126.3%                         398,691,115
==========================================================================================================================

                                    Floating Rate Loan Interests (a)
==========================================================================================================================
Cable--U.S.--1.5%       4,850,000   Century Cable Holdings LLC Discretionary Term Loan, due 12/31/2009           4,797,863
==========================================================================================================================
Chemicals--1.0%         2,830,000   Wellman, Inc. Second Lien Term Loan, due 2/10/2010                           2,932,588
==========================================================================================================================
Manufacturing--0.3%       997,462   EaglePicher Holdings, Inc. Tranche B Term Loan, due 8/07/2009                  980,006
--------------------------------------------------------------------------------------------------------------------------
                                    Total Floating Rate Loan Interests (Cost--$8,323,233)--2.8%                  8,710,457
==========================================================================================================================

                           Shares
                             Held   Common Stocks
==========================================================================================================================
Airlines--0.2%             81,243   ABX Air, Inc. (c)                                                              610,947
==========================================================================================================================
Cable--                   117,037   Telewest Global, Inc. (c)                                                    2,447,244
International--0.8%
==========================================================================================================================
Energy--Other--0.4%        80,000   Trico Marine Services, Inc. (c)                                              1,456,000
==========================================================================================================================
Paper--0.3%               203,785   Western Forest Products, Inc. (c)                                              918,060
--------------------------------------------------------------------------------------------------------------------------
                                    Total Common Stocks (Cost--$5,685,338)--1.7%                                 5,432,251
==========================================================================================================================

                                    Preferred Stocks
==========================================================================================================================
Automotive--0.9%          128,000   General Motors Corp. Series C, 6.25% (b)                                     2,707,200
--------------------------------------------------------------------------------------------------------------------------
                                    Total Preferred Stocks (Cost--$3,199,472)--0.9%                              2,707,200
==========================================================================================================================

                                    Warrants (j)
==========================================================================================================================
Cable--U.S.--0.0%          32,981   Loral Space & Communications (expires 12/26/2006)                                  231
==========================================================================================================================
Health Care--0.0%          32,042   HealthSouth Corp. (expires 1/16/2014)                                           80,105
==========================================================================================================================
Packaging--0.0%             4,000   Pliant Corp. (expires 6/01/2010)                                                    40
==========================================================================================================================
Paper--0.0%                   700   MDP Acquisitions Plc (expires 10/01/2013)                                        3,500
==========================================================================================================================
Wireless                      825   American Tower Corp. (expires 8/01/2008)                                       209,432
Communications--0.1%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Warrants (Cost--$112,170)--0.1%                                          293,308
==========================================================================================================================


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                11

Schedule of Investments (concluded)                            (in U.S. dollars)

                       Beneficial
Industry+                Interest   Other Interests (f)                                                          Value
==========================================================================================================================
Airlines--0.3%         $3,780,240   US Airways Group, Inc.--Certificate of Beneficial Interest                $  1,058,467
--------------------------------------------------------------------------------------------------------------------------
                                    Total Other Interests (Cost--$1,020,665)--0.3%                               1,058,467
==========================================================================================================================

                                    Short-Term Securities
==========================================================================================================================
                       $   79,564   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (k)                     79,564
--------------------------------------------------------------------------------------------------------------------------
                                    Total Short-Term Securities (Cost--$79,564)--0.0%                               79,564
==========================================================================================================================
Total Investments (Cost--$419,090,583*)--132.1%                                                                416,972,362

Liabilities in Excess of Other Assets--(32.1%)                                                                (101,346,682)
                                                                                                              ------------
Net Assets--100.0%                                                                                            $315,625,680
                                                                                                              ============

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................     $ 419,108,723
                                                                  =============
      Gross unrealized appreciation .........................     $  17,973,221
      Gross unrealized depreciation .........................       (20,109,582)
                                                                  -------------
      Net unrealized depreciation ...........................     $  (2,136,361)
                                                                  =============

(a) Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.
(b)   Convertible security.
(c)   Non-income producing security.
(d)   Floating rate note.
(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(g) Represents a pay-in-kind security that may pay interest/dividends in additional face/shares.
(h) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(j) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(k) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                             Net        Interest
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                                 $(2,935)      $5,225
      --------------------------------------------------------------------------

      Financial futures contracts sold as of May 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration        Face        Unrealized
      Contracts        Issue              Date           Value      Depreciation
      --------------------------------------------------------------------------
         49        Ten-Year U.S.
                   Treasury Notes    September 2005    $5,514,074     $(35,942)
      --------------------------------------------------------------------------

      Swaps outstanding as of May 31, 2005 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                    Notional       Appreciation
                                                     Amount       (Depreciation)
      --------------------------------------------------------------------------
      Receive a variable rate return based on
      1-month USD LIBOR and pay a fixed
      rate of 1.56%
      Broker, UBS Warburg
      Expires June 2005                           $30,000,000           $38,934

      Sold credit default protection on
      Ford Motor Company and receive 4.70%
      Broker, Morgan Stanley
      Capital Services, Inc.
      Expires June 2007                           $   300,000            11,067

      Sold credit default protection on
      General Motors Corporation and
      receive 4.40%
      Broker, Morgan Stanley
      Capital Services, Inc.
      Expires June 2007                           $   400,000            (7,721)

      Sold credit default protection on
      General Motors Corporation and
      receive 5.50%
      Broker, Morgan Stanley
      Capital Services, Inc.
      Expires June 2007                           $   300,000               320
      --------------------------------------------------------------------------
      Total                                                             $42,600
                                                                        =======

      See Notes to Financial Statements.


12      CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

Statement of Assets, Liabilities and Capital

As of May 31, 2005
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$419,011,019) ..............................                      $ 416,892,798
                       Investments in affiliated securities, at value
                        (identified cost--$79,564) ...................................                             79,564
                       Unrealized appreciation on swaps ..............................                             42,600
                       Cash on deposit for futures contracts .........................                            100,000
                       Receivables:
                          Interest (including $7 from affiliates) ....................    $   8,812,361
                          Securities sold ............................................          772,767         9,585,128
                                                                                          -------------
                       Prepaid expenses and other assets .............................                             83,615
                                                                                                            -------------
                       Total assets ..................................................                        426,783,705
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                       Loans .........................................................                        107,800,000
                       Payables:
                          Securities purchased .......................................        2,175,027
                          Custodian bank .............................................          463,538
                          Dividends to shareholders ..................................          211,564
                          Interest on swaps ..........................................          188,292
                          Investment adviser .........................................          157,429
                          Interest on loans ..........................................           68,922
                          Variation margin ...........................................           21,437
                          Other affiliates ...........................................            2,926         3,289,135
                                                                                          -------------
                       Accrued expenses ..............................................                             68,890
                                                                                                            -------------
                       Total liabilities .............................................                        111,158,025
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Net Assets ....................................................                      $ 315,625,680
                                                                                                            =============
=========================================================================================================================
Capital
-------------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.10 par value, 200,000,000 shares authorized....                      $   3,731,014
                       Paid-in capital in excess of par ..............................                        540,741,636
                       Undistributed investment income--net ..........................    $   3,288,191
                       Accumulated realized capital losses--net ......................     (230,023,598)
                       Unrealized depreciation--net ..................................       (2,111,563)
                                                                                          -------------
                       Total accumulated losses--net .................................                       (228,846,970)
                                                                                                            -------------
                       Total--Equivalent to $8.46 per share based on 37,310,139
                        shares of capital stock outstanding (market price--$8.38) ....                      $ 315,625,680
                                                                                                            =============

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                13

Statement of Operations

For the Year Ended May 31, 2005
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                       Interest (including $5,225 from affiliates) ...................                      $  36,172,484
                       Dividends .....................................................                            917,408
                       Other .........................................................                            546,194
                                                                                                            -------------
                       Total income ..................................................                         37,636,086
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                       Loan interest expense .........................................    $   2,681,816
                       Investment advisory fees ......................................        2,634,524
                       Borrowing costs ...............................................          167,111
                       Accounting services ...........................................          121,732
                       Professional fees .............................................           88,054
                       Transfer agent fees ...........................................           65,431
                       Printing and shareholder reports ..............................           46,025
                       Listing fees ..................................................           27,084
                       Custodian fees ................................................           26,765
                       Pricing services ..............................................           24,724
                       Directors' fees and expenses ..................................           19,622
                       Other .........................................................           20,386
                                                                                          -------------
                       Total expenses ................................................                          5,923,274
                                                                                                            -------------
                       Investment income--net ........................................                         31,712,812
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ...........................................        6,756,254
                          Futures contracts and swaps--net ...........................          163,207
                          Foreign currency transactions--net .........................            5,945         6,925,406
                                                                                          -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...........................................       (4,004,340)
                          Futures contracts and swaps--net ...........................         (253,482)       (4,257,822)
                                                                                          -------------------------------
                       Total realized and unrealized gain--net .......................                          2,667,584
                                                                                                            -------------
                       Net Increase in Net Assets Resulting from Operations ..........                      $  34,380,396
                                                                                                            =============

      See Notes to Financial Statements.


14      CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                       May 31,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                             2005             2004
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    $  31,712,812     $  32,517,140
                       Realized gain--net ............................................        6,925,406        10,925,924
                       Change in unrealized appreciation/depreciation--net ...........       (4,257,822)       10,759,183
                                                                                          -------------------------------
                       Net increase in net assets resulting from operations ..........       34,380,396        54,202,247
                                                                                          -------------------------------
=========================================================================================================================
Dividends to Shareholders
-------------------------------------------------------------------------------------------------------------------------
                       Dividends to shareholders from investment income--net .........      (33,146,162)      (33,172,274)
                                                                                          -------------------------------
=========================================================================================================================
Capital Stock Transactions
-------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in.........
                        reinvestment of dividends ....................................          808,256         2,726,368
                       Recovery of previously expensed Common Stock offering costs ...               --             7,080
                                                                                          -------------------------------
                       Net increase in net assets resulting from capital stock
                        transactions .................................................          808,256         2,733,448
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..................................        2,042,490        23,763,421
                       Beginning of year .............................................      313,583,190       289,819,769
                                                                                          -------------------------------
                       End of year* ..................................................    $ 315,625,680     $ 313,583,190
                                                                                          ===============================
                          * Undistributed investment income--net .....................    $   3,288,191     $   4,874,500
                                                                                          ===============================

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                15

Statement of Cash Flows

For the Year Ended May 31, 2005
======================================================================================================
Cash Provided by Operating Activities
------------------------------------------------------------------------------------------------------
                       Net increase in net assets resulting from operations .........    $  34,380,396
                       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                          Decrease in receivables ...................................          367,899
                          Decrease in prepaid expenses and other assets .............          228,528
                          Increase in other liabilities .............................           79,843
                          Realized and unrealized gain--net .........................       (2,667,584)
                          Realized gain on futures contracts and swaps--net .........          163,207
                          Unrealized loss on futures contracts--net .................          (35,942)
                          Realized gain on foreign currency transactions--net .......            5,945
                          Amortization of discount ..................................       (2,605,531)
                       Proceeds from sales and paydowns of long-term investments ....      247,766,259
                       Purchases of long-term investments ...........................     (244,084,634)
                       Proceeds from sales of short-term investments--net ...........            2,935
                                                                                         -------------
                       Net cash provided by operating activities ....................       33,601,321
                                                                                         -------------
======================================================================================================
Cash Used for Financing Activities
------------------------------------------------------------------------------------------------------
                       Cash receipts from borrowings ................................      170,400,000
                       Cash payments on borrowings ..................................     (172,200,000)
                       Dividends paid to shareholders ...............................      (32,382,964)
                       Increase in custodian bank payable ...........................          463,538
                                                                                         -------------
                       Net cash used for financing activities .......................      (33,719,426)
                                                                                         -------------
======================================================================================================
Cash
------------------------------------------------------------------------------------------------------
                       Net decrease in cash .........................................         (118,105)
                       Cash at beginning of year ....................................          218,105
                                                                                         -------------
                       Cash at end of year ..........................................    $     100,000
                                                                                         =============
======================================================================================================
Cash Flow Information
------------------------------------------------------------------------------------------------------
                       Cash paid for interest .......................................    $   2,644,488
                                                                                         =============
======================================================================================================
Non-Cash Financing Activities
------------------------------------------------------------------------------------------------------
                       Reinvestment of dividends paid to shareholders ...............    $     808,256
                                                                                         =============

      See Notes to Financial Statements.


16      CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

Financial Highlights

                                                                                  For the Year Ended May 31,
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.       2005            2004            2003            2002           2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
             Net asset value, beginning of year .........  $   8.43        $   7.86        $   7.68        $   9.11       $  10.65
                                                           -----------------------------------------------------------------------
             Investment income--net* ....................       .85             .88             .92            1.15           1.31
             Realized and unrealized gain (loss)--net ...       .07             .58             .17           (1.47)         (1.48)
                                                           -----------------------------------------------------------------------
             Total from investment operations ...........       .92            1.46            1.09            (.32)          (.17)
                                                           -----------------------------------------------------------------------
             Less dividends from investment income--net .      (.89)           (.89)           (.91)          (1.11)         (1.37)
                                                           -----------------------------------------------------------------------
             Recovery of previously expensed offering
              costs resulting from issuance of Common
              Stock .....................................        --              --+             --              --             --
                                                           -----------------------------------------------------------------------
             Net asset value, end of year ...............  $   8.46        $   8.43        $   7.86        $   7.68       $   9.11
                                                           =======================================================================
             Market price per share, end of year ........  $   8.38        $   7.97        $   8.36        $   8.22       $   9.38
                                                           =======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
             Based on net asset value per share .........     11.24%          19.33%          16.46%          (3.13%)        (1.44%)
                                                           =======================================================================
             Based on market price per share ............     16.55%           6.07%          15.73%            .59%          6.21%
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
             Expenses, excluding interest expense .......       .99%           1.01%           1.04%           1.10%          1.00%
                                                           =======================================================================
             Expenses ...................................      1.81%           1.51%           1.59%           2.14%          3.47%
                                                           =======================================================================
             Investment income--net .....................      9.71%          10.48%          13.35%          14.37%         13.26%
                                                           =======================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
             Amount of borrowings outstanding, end of
              year (in thousands) .......................  $107,800        $109,600        $ 98,800        $ 84,900       $109,700
                                                           =======================================================================
             Average amount of borrowings outstanding
              during the year (in thousands) ............  $112,501        $112,297        $ 75,558        $ 98,924       $132,070
                                                           =======================================================================
             Average amount of borrowings outstanding
              per share during the year* ................  $   3.02        $   3.03        $   2.07        $   2.75       $   3.73
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of year (in thousands) .....  $315,626        $313,583        $289,820        $279,372       $325,000
                                                           =======================================================================
             Portfolio turnover .........................     54.64%          82.54%          76.61%          65.44%         46.99%
                                                           =======================================================================

*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                17

Notes to Financial Statements

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option,


18      CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005
the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies to U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                19
other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $152,959 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities, accounting for swap agreements, and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $13,266 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2005.

For the year ended May 31, 2005, the Fund reimbursed FAM $7,195 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., and/or ML & Co.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended May 31, 2005 were $237,628,974 and $246,906,589, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 2005 and May 31, 2004 increased by 90,900 and 325,778, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

The Fund is party to a $160,000,000 revolving securitization facility with certain conduit lenders and certain secondary backstop lenders (the "Lenders") and Citicorp North America, Inc., as agent for the Lenders. The Fund may borrow money under the facility at rates based on the cost of funding of the conduit lenders incurred through the issuance by the conduit lenders of highly rated commercial paper. The Fund also pays additional borrowing costs which include a backstop commitment fee for this facility at the annual rate of .10% on the total amount of the facility and a program fee of .21% on the borrowings outstanding. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.


20      CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

Notes to Financial Statements (concluded)

For the year ended May 31, 2005, the average amount borrowed was approximately $112,501,000 and the daily weighted average interest rate was 2.38%.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.066000 per share on June 30, 2005 to shareholders of record on June 14, 2005.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                   5/31/2005          5/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
        Ordinary Income ..................        $33,146,162        $33,172,274
                                                  ------------------------------
Total taxable distributions ..............        $33,146,162        $33,172,274
                                                  ==============================

As of May 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   3,153,607
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................            3,153,607
Capital loss carryforward ..............................         (229,863,075)*
Unrealized losses--net .................................           (2,137,502)**
                                                                -------------
Total accumulated losses--net ..........................        $(228,846,970)
                                                                =============
* On May 31, 2005, the Fund had a net capital loss carryforward of $229,863,075, of which $21,292,692 expires in 2008, $34,200,029 expires in
      2009, $52,918,036 expires in 2010, $119,513,437 expires in 2011 and
      $1,938,881 expires in 2012. These amounts will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities , book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts and other book/tax temporary differences.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Corporate High Yield Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund III, Inc. as of May 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate High Yield Fund III, Inc. as of May 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2005


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                21

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record


22      CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005
shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.

Fund Certification

In September 2004, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                23

Portfolio Information

                                                                                                                          Percent of
As of May 31, 2005                                                                                                      Total Assets
====================================================================================================================================
Ten Largest Holdings
------------------------------------------------------------------------------------------------------------------------------------
Sierra Pacific Resources*               Sierra Pacific Resources is the holding company for two utilities, Nevada
                                        Power Company and Sierra Pacific Power Company. Both utilities primarily serve
                                        the State of Nevada.                                                                 1.8%
------------------------------------------------------------------------------------------------------------------------------------
The AES Corp.*                          AES is a worldwide power producer with operations in the United States,
                                        Europe, Latin America and Asia. Electricity generation and sales are primarily to wholesale customers, although the company has a direct distribution
                                        business to end users.                                                               1.7
------------------------------------------------------------------------------------------------------------------------------------
Building Materials Corp. of America*    Building Materials is a manufacturer of residential roofing products, with
                                        Timberline as its major brand.                                                       1.7
------------------------------------------------------------------------------------------------------------------------------------
Calpine Corp.*                          Calpine owns, develops and operates power generation facilities, as well as sells electricity in the United States. The company also provides thermal
                                        energy for industrial customers.                                                     1.5
------------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.*          Adelphia is a cable television operator, with systems in suburban areas of large- and medium-sized cities in the United States. Our holdings are primarily in loans to Adelphia's Century Cable subsidiary that have continued
                                        to pay interest through the bankruptcy proceedings.                                  1.4
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp.                     These bonds are an obligation of Liberty Media, but upon conversion are
                                        exchangeable into shares of media giant Time Warner common stock.                    1.4
------------------------------------------------------------------------------------------------------------------------------------
Alpharma Inc.*                          Alpharma manufactures generic and proprietary human pharmaceutical and animal health products. Products include liquid and topical pharmaceuticals, specialty antibiotics, animal health feed additives for poultry and livestock,
                                        as well as vaccines for farmed fish.                                                 1.4
------------------------------------------------------------------------------------------------------------------------------------
Intelsat*                               Intelsat owns and operates a global communications satellite system that offers satellite service for voice, data, video and Internet communications to
                                        over 200 countries and territories.                                                  1.3
------------------------------------------------------------------------------------------------------------------------------------
Time Warner Telecom*                    Time Warner Telecom offers local telephone service and a wide range of telephony products to medium- and large-sized businesses in selected
                                        metropolitan areas. The company operates a fiber optic network.                      1.2
------------------------------------------------------------------------------------------------------------------------------------
Felcor Lodging LP                       Felcor is a real estate investment trust holding upscale and full-service hotels, primarily in Texas, California and Florida. The company's brands include Embassy Suites, Crowne Plaza, Holiday Inn and Doubletree, as well as
                                        Sheraton and Westin.                                                                 1.1
------------------------------------------------------------------------------------------------------------------------------------

*Includes combined holdings and/or affiliates.

Portfolio Profile

                                                                      Percent of
Five Largest Industries*                                       Total Investments
--------------------------------------------------------------------------------
Utility ................................................................    8.6%
Cable--U.S. ............................................................    7.5
Chemicals ..............................................................    7.0
Health Care ............................................................    5.9
Diversified Media ......................................................    5.8
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada .................................................................    7.3%
United Kingdom .........................................................    1.8
Bermuda ................................................................    1.6
Netherlands ............................................................    1.2
Norway .................................................................    0.9
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa ................................................................    2.8%
BB/Ba ..................................................................   17.8
B/B ....................................................................   59.8
CCC/Caa ................................................................   12.9
CC/Ca ..................................................................    0.3
NR (Not Rated) .........................................................    4.1
Other* .................................................................    2.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.

--------------------------------------------------------------------------------
Average Portfolio Maturity ........................................    6.3 Years
--------------------------------------------------------------------------------


24      CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   125 Funds         None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         169 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since        38 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        55 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 61                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     1998 to  Member of the Committee of Investment of              38 Funds        Kimco
            Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                         Corporation
            Age: 70                              Member of CIEBA's Executive Committee since 1988
                                                 and its Chairman from 1991 to 1992; Assistant
                                                 Treasurer of International Business Machines
                                                 Corporation ("IBM") and Chief Investment Officer of
                                                 IBM Retirement Funds from 1986 to 1993; Member
                                                 of the Investment Advisory Committee of the State
                                                 of New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management Company
                                                 from 1992 to 2004, Vice Chairman thereof from 1998
                                                 to 2004 and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of
                                                 the Virginia Retirement System since 1998; Vice
                                                 Chairman thereof from 2002 to 2005 and Chairman
                                                 thereof since 2005; Director, Montpelier Foundation
                                                 since 1998 and its Vice Chairman thereof since 2000;
                                                 Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member of
                                                 the Investment Committee of the National Trust for
                                                 Historic Preservation since 2000.


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                25

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 66                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, 38 Funds        None
Cooper      Princeton, NJ               present  P.A. since 1993; President, American Bar Association  55 Portfolios
Ramo        08543-9095                           from 1995 to 1996 and Member of the Board of
            Age: 62                              Governors thereof from 1994 to 1997; Shareholder,
                                                 Poole, Kelly & Ramo, Attorneys at Law, P.C. from
                                                 1977 to 1993; Director, ECMC Group (service
                                                 provider to students, schools and lenders) since
                                                 2001; Director, United New Mexico Bank (now Wells
                                                 Fargo) from 1983 to 1988; Director, First National
                                                 Bank of New Mexico (now Wells Fargo) from 1975 to
                                                 1976; Vice President, American Law Institute since
                                                 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1998 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers Equity Mutual Funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine from
                                                 1992 to 2002; Director of Stock Research and U.S.
                                                 Equity Strategist at Salomon Brothers Inc. from 1975
                                                 to 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     1998 to  Chairman of Fernwood Advisors, Inc. (investment       39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 71                              R.P.P. Corporation (manufacturing company) since
                                                 1978; Director of International Mobile
                                                 Communications, Incorporated (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


26      CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1998 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 45        Treasurer    1999 to  1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, present  Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth   P.O. Box 9011  Vice         1998 to  Director (Global Fixed Income) of MLIM since 2001; Vice President of MLIM
M.          Princeton, NJ  President    present  from 1994 to 2001.
Phillips    08543-9011
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

EquiServe Trust Company N.A.
(c/o Computershare Investor Services)
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523

NYSE Symbol

CYE

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communi cations to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        CORPORATE HIGH YIELD FUND III, INC.       MAY 31, 2005                27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

Corporate High Yield Fund III, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Corporate High Yield Fund III, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #COYIII -- 5/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending May 31, 2005 - $37,000
                                     Fiscal Year Ending May 31, 2004 - $35,000

         (b) Audit-Related Fees -    Fiscal Year Ending May 31, 2005 - $0
                                     Fiscal Year Ending May 31, 2004 - $7,500

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -              Fiscal Year Ending May 31, 2005 - $5,700
                                     Fiscal Year Ending May 31, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending May 31, 2005 - $0
                                     Fiscal Year Ending May 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending May 31, 2005 - $9,030,943
             Fiscal Year Ending May 31, 2004 - $16,581,086

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold (resigned as of October 1, 2004)
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate High Yield Fund III, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund III, Inc.

Date: July 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Corporate High Yield Fund III, Inc.

Date: July 15, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Corporate High Yield Fund III, Inc.

Date: July 15, 2005